                                                                    Exhibit 10.9


                                             AMENDMENT NO. 1 dated as of July
                                    16, 2001 (this "Amendment"), to the WARRANT
                                    AGREEMENT dated as of May 31, 2000 (the
                                    "Original Agreement"), among PLIANT
                                    CORPORATION f/k/a Huntsman Packaging
                                    Corporation, a Utah corporation (the
                                    "Company"), and the Persons signatory
                                    thereto.

            By executing and delivering this Amendment, the signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

      Section 1. Amendments.

            (a) The Preamble of the Original Agreement is amended and restated in its entirety as set forth below:

            "The Company has entered into a Securities Purchase Agreement dated as of May 31, 2000, with the Initial Holders (the "Securities Purchase Agreement"), pursuant to which the Company has issued to the Initial Holders (i) 100,000 shares of Series A Cumulative Exchangeable Redeemable Preferred Stock (the "Preferred Stock") and (ii) Warrants (as defined below) to purchase 43,242 shares of the Company's common stock.

            The Company has also entered into a subsequent Securities Purchase Agreement dated as of July 16, 2001 (the "Subsequent Securities Purchase Agreement"), with certain of the Initial Holders specified therein and certain other stockholders of the Company, pursuant to which the Company will issue to such Persons (i) up to 34,000 shares of Preferred Stock and
      (ii) Warrants to purchase up to 34,511 shares of the Company's common stock.

            This Agreement sets forth terms and conditions applicable to the Warrants."

            (b) The Original Agreement is amended to insert the sentence "The Company has issued or will issue Warrants to the Initial Holders in accordance with the Subsequent Securities Purchase Agreement on or after the date of the Subsequent Purchase Agreement." immediately after the first sentence of Section
2.1 of the Original Agreement.

            (c) The Original Agreement is amended by deleting the phrase "pursuant the Securities Purchase Agreement" in the fourth sentence of Section 3.1(a) of the Original Agreement and inserting the following phrase in lieu thereof "pursuant to the Securities Purchase Agreement or the Subsequent Securities Purchase Agreement, as applicable." The form of Warrant set forth in Exhibit A referred to in Section 3.1(a) is hereby amended to delete the date "May 31, 2000" as the date of the Warrant.

            (d) The Original Agreement is amended to insert the phrase "or the Subsequent Securities Purchase Agreement, as applicable" immediately after the phrase "other Equity Documents and the Securities Purchase Agreement" in the first sentence of Section 4.3(a) of the Original Agreement.

            (e) The Original Agreement is amended to insert the phrase "or the Subsequent Securities Purchase Agreement, as applicable" immediately after the phrase "under Section 6.2 of the Securities Purchase Agreement" in the last sentence of Section 4.3(f) of the Original Agreement.

            (f) The Original Agreement is amended to insert the following new paragraph 7.3(c):

            "(c) Additional Initial Holders. Any Additional Purchaser (as defined in the Subsequent Securities Purchase Agreement) who is not already an Initial Holder hereunder shall become an 'Initial Holder' upon execution of a counterpart to this Agreement. Notwithstanding anything to the contrary contained herein, Schedule I attached hereto may be amended from time to time without the consent of the Requisite Holders to add any Additional Purchasers who have become Initial Holders and to otherwise update the number of Warrant Shares issued to the Initial Holders."

            (g) Schedule I of the Original Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

      Section 2. No other Amendments or Waivers.

            Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

      Section 3. Effectiveness.

            This Amendment shall be effective upon the execution hereof by the requisite Persons party to the Original Agreement in accordance with Section 7.3(a) of the Original Agreement.

      Section 4. Counterparts.

            This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Requisite Holders and the Company, it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

      Section 5. Governing Law.

            This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *******

            IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 to the Warrant Agreement as of the date first above written.


                                       PLIANT CORPORATION
                                       f/k/a Huntsman Packaging Corporation


                                       By: /s/ Richard P. Durham
                                          -----------------------------------
                                          Name:  Richard P. Durham
                                          Title: Chief Executive Officer


                                       SOUTHWEST INDUSTRIAL FILMS, LLC f/k/a
                                       Chase Domestic Investments, L.L.C.

                                       By:  J.P. Morgan Partners (BHCA), L.P.
                                            its Member

                                       By:  JPMP Master Fund Manager, L.P.,
                                            its General Partner

                                       By:  JPMP Capital Corp.,
                                            its General Partner


                                       By: /s/ John M.B. O'Connor
                                          -----------------------------------
                                          Name: John M.B. O'Connor
                                          Title: Executive Partner


                                    FIRST UNION CAPITAL PARTNERS, LLC


                                    By: /s/ Robert G. Calton, Jr.
                                        -----------------------------------
                                       Name:  Robert G. Calton, Jr.
                                       Title: Partner

                                    NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                    By:  NYLCAP Manager LLC,
                                         its Investment Manager


                                    By: /s/ Steven Benevento
                                        -----------------------------------
                                        Name: Steven Benevento
                                        Title: Vice President


                                    THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By: /s/ David A. Barras
                                       -----------------------------------
                                       Name: David A. Barras
                                       Title: Its Authorized Representative

                                    PERRY ACQUISITION PARTNERS-3, L.P.

                                    By: Perry Investors-3, LLC,
                                        its General Partner

                                    By: Perry Capital, LLC, its Managing Member

                                    By: Perry Corp., its Managing Member


                                    By: /s/ William J. Vernon
                                       -----------------------------------
                                       Name:  William J. Vernon
                                       Title: Managing Director and Chief
                                              Financial Officer


                                    FIRST UNION CAPITAL PARTNERS 2001, LLC


                                    By: /s/ Robert G. Calton
                                        -----------------------------------
                                       Name:  Robert G. Calton
                                       Title: Partner

                                                                       Exhibit A

                                   SCHEDULE I

                                 INITIAL HOLDERS

                                                                 NUMBER OF
              INVESTOR                                         WARRANT SHARES
--------------------------------------------------------------------------------
Southwest Industrial Films, LLC                                        22,330
c/o J.P. Morgan Partners, LLC
1221 Avenue of the Americas, 40th Floor
New York, New York  10020-1080
Attention: Richard D. Waters
Telephone No.:  (212) 899-3400
Telecopier No.:  (212) 899-3401

with a copy to:

O'Sullivan Graev & Karabell, LLP
30 Rockefeller Plaza, 24th Floor
New York, New York 10112
Attention:  Frederick M. Bachman
Telephone No.:  (212) 408-2400
Telecopier No.:  (212) 728-5950

--------------------------------------------------------------------------------
New York Life Capital Partners, L.P.                                    1,015
51 Madison Avenue
Suite 3009
New York, New York 10010
Attention:  Steve Benevento
Telephone No.: (212) 576-7699
Telecopier No.: (212) 576-5591

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison  Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002

--------------------------------------------------------------------------------

                                                                 NUMBER OF
              INVESTOR                                         WARRANT SHARES
--------------------------------------------------------------------------------
and to:

Office of the General Counsel
New York Life Insurance Company
51 Madison Avenue
Suite 1104
New York, New York  10010
Telephone No.: (212) 576-7000
Telecopier No.: (212) 576-8340

--------------------------------------------------------------------------------
The Northwestern Mutual Life Insurance Company                          1,523
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Dave Barras
Telephone No.: (414) 299-1618
Telecopier No.: (414) 299-7124

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison  Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002

--------------------------------------------------------------------------------
First Union Capital Partners 2001, LLC                                    508
301 South College Street
One First Union Center, 5th Floor
Charlotte, North Carolina 28288-0732
Attention:  Robert G. Calton III
Telephone No.:  (704) 715-1481
Telecopier No.:  (704) 374-6711

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
Bank of America Corporate Center, Suite 4200
100 North Tryon Street
Charlotte, North Carolina 28202-4006
Attention: J. Norfleet Pruden, III
Telephone No.: (704) 331-7442
Telecopier No.: (704) 331-7598
--------------------------------------------------------------------------------

                                                                 NUMBER OF
              INVESTOR                                         WARRANT SHARES
--------------------------------------------------------------------------------
Perry Acquisition Partners-3, L.P.                                      4,060
599 Lexington Avenue, 36th Floor
New York, New York 10002
Attention: Peter Schweinfurth
Telephone No.: (212) 583-4000
Telecopier No.: (212) 583-4140

With a copy to:

Roberts Sheridan & Kotel,
The New York Practice of Dickstein Shapiro's
Corporate & Finance Group
1177 Avenue of the Americas
New York, New York 10036
Attention: Kevin Sheridan
Telephone No.: (212) 835-1400
Facsimile No.: (212) 997-9880
--------------------------------------------------------------------------------